UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2005

Viasystems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-29727	43-177252
(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road
St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

314-727-2087
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Acquisition of Disposition of Assets

Item 2.05 Costs Associated with Exit or Disposal Activities

On February 25, 2005, Viasystems Group, Inc., the parent of Viasystems, Inc. (“Viasystems” or “the Company”) announced plans for the continued expansion of its facilities in China to meet the demands of its global customers. The Company also announced the closure of three printed circuit board facilities located in Canada and the Netherlands. At this time, Viasystems cannot determine the charge that it will incur as a result of the closure of its facilities in Canada and the Netherlands.

Attached hereto as Exhibit 99.1 is the press release issued by Viasystems dated February 25, 2005.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated February 25, 2005

        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 2005

VIASYSTEMS, INC. By: /S/ David J. Webster —————————————— David J. Webster Chief Administrative Officer